EXHIBIT A-3a

                               FIRST DEBENTURE C1

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 504 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

US $140,000                                                     October 27, 2003



                  1% CONVERTIBLE DEBENTURE DUE OCTOBER 26, 2008

      THIS DEBENTURE of Reality Wireless Networks., a Nevada corporation (the "Company") in the aggregate principal amount of One Hundred Forty Thousand Dollars (US $140,000), is designated as its $140,000, 1% Convertible Debenture due October 26, 2008 (the "Debentures").

      FOR VALUE RECEIVED, except as otherwise provided herein, the Company promises to pay to HEM Mutual Assurance LLC or its registered assigns (the "Holder"), the principal sum of One Hundred Forty Thousand Dollars (US $140,000), on or prior to October 26, 2008 (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of one percent (1%) per annum. Except as otherwise provided herein, interest shall accrue daily commencing on the Original Issuance Date (as defined in Section 1 below) in the form of cash or common stock of the Company selected by the Holder subject to the provisions of Section 2(b) hereof, until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for. If at any time after the Original Issuance Date an Event of Default has occurred and is continuing, interest shall accrue at the rate of fifteen percent (15%) per annum from the date of the Event of Default and the applicable cure period through and including the date of payment. Interest due and payable hereunder shall be paid to the person in whose name this Debenture (or one or more successor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture shall arise only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") by and between the Company and the Purchaser (as such term is defined in the Purchase Agreement), dated as of October 27, 2003, as may be amended from time to time. A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.

      Notwithstanding anything contained herein, in the Purchase Agreement, or in the Note C1 to the contrary, this First Debenture C1 shall not accrue interest, shall not be convertible, and


                                    A 3a - 1
shall not be subject to repayment by the Company at its maturity, and the Note C1 shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until:

      (i)   the Holder elects that Note C1 shall become due and payable; and

      (ii) the number of Escrow Shares for the aggregate principal amount of the Debentures then outstanding and this First Debenture C1 is at least 200% of the number of shares of common stock of the Company that would be needed to satisfy full conversion of all such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not, the Company shall increase in accordance with and subject to the provisions of Section 4.14 of the Purchase Agreement, the number of Escrow Shares to cover 200% of the number of shares of common stock of the Company that would be needed to satisfy full conversion of all of such Debenture pursuant to the procedures set forth in Section 4.14 of the Purchase Agreement; provided, further, that, notwithstanding the foregoing, this First Debenture C1 shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company at its maturity, and the Note C1 shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until the Note C1 is paid in full by the Holder or its successors and assigns.

      If the Note C1 has not been paid in full by the Holder to the Company (whether or not it is otherwise then due or payable by its terms), (i) any payments from the Company to the Holder pursuant to Sections 4.19 and 4.33 of the Purchase Agreement will be offset by the principal amount of the Note C1 and
(ii) "Debentures" shall specifically refer to First Debenture A, First Debenture B, First Debenture C1, First Debenture C2, First Debenture C3, First Debenture D and the Second Debenture in Sections 4.19 and 4.33 in Purchase Agreement.

      This Debenture is subject to the following additional provisions:

      Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

      "Adjusted Conversion Price" means the lesser of the Fixed Conversion Price or the Floating Conversion Price one day prior to the record date set for the determination of stockholders entitled to receive dividends, distributions, rights or warrants as provided for in Sections 4(c)(ii), (iii) and (iv).

      "Company" shall mean Reality Wireless Networks, Inc.

      "Common Stock" shall mean the common stock of Reality Wireless Networks, Inc. (as adjusted for any reverse splits, forward splits, combination, reclassification or stock dividend from the date the Purchase Agreement is signed).

      "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.


                                    A 3a - 2

      "Conversion Ratio" means, at any time, a fraction, the numerator of which is the then outstanding principal amount represented by the Debentures plus accrued but unpaid interest thereon, and the denominator of which is the conversion price at such time.

      "Fixed Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

      "Floating Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

      "Notice of Conversion" shall have the meaning set forth in Section 4(a) hereof.

      "Original Issuance Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers hereof.

      Section 2. Denominations of Debentures; Interest on Debentures. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same, but shall not be issuable in denominations of less than integral multiplies of One Thousand Dollars (US$1,000.00). No service charge to the Holder will be made for such registration of transfer or exchange.

      Section 3. Events of Default and Remedies.

      I. "Event of Default," when used herein, means any one of the following events (whatever the reason and whether any such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

      (a) any default in the payment of the principal of or interest on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration, conversion, or otherwise;

      (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within five
(5) Business Days of its receipt of notice of such failure or breach;

      (c) the occurrence of any event or breach or default by the Company under the Purchase Agreement or any other Transaction Document and , if there is a cure period, such failure or breach shall not have been remedied within the cure period provided for therein;

      (d) the Company or any of its Subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any


                                    A 3a - 3
jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state in writing that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

      (e) the Company shall default in any of its obligations under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company in an amount exceeding One Hundred Thousand Dollars ($100,000.00), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

      (f) the Company shall have its Common Stock deleted or delisted, as the case may be, from the American Stock Exchange, OTCBB or other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within ten (10) Trading Days of such deletion or delisting;

      (g) notwithstanding anything herein to the contrary, but subject to the limitations set forth in the Debentures, the Company shall fail to deliver to the Escrow Agent share certificates representing the shares of Common Stock to be issued upon conversion of the Debentures within three (3) Business Days after to the Company's receipt of notice from the Escrow Agent to the Company that additional shares of Common Stock are required to be placed in escrow pursuant to Section 4.14 of the Purchase Agreement, Article 2 of the Escrow Agreement, and/or Section 4(b) of this Debenture;

      (h) the Company shall issue a press release, or otherwise make publicly known, that it is not honoring a properly executed and duly delivered Notice of Conversion complying with the terms of this Debenture, the Purchase Agreement and the Escrow Agreement, for any reason whatsoever; and

      (i) the Company issues or enters into an agreement to issue any convertible security, any equity line of credit, or any security issued pursuant to Rule 504 of Regulation D promulgated under the Securities Act, other than to the Purchaser or any of its Affiliates or assigns, during the period commencing on the date hereof and ending on the four month anniversary of the Post-Closing Date.


                                    A 3a - 4

      II. (a) If any Event of Default occurs, and continues beyond a cure period, if any, then the Holder may, by written notice to the Company, accelerate all of the payments due under this Debenture by declaring all amounts so due under this Debenture, whereupon the same shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything contained herein to the contrary, and the Holder may immediately and without expiration of any additional grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.

      (b) The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of the Debentures held by it, and to enforce any other legal or equitable right of such Holder.

      (c) Except as expressly provided for herein, the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and (B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods, if any; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

      (d) As a non-exclusive remedy, upon the occurrence of an Event of Default, the Holder may convert the remaining principal amount of the Debentures and accrued interest thereon at the lesser of the Fixed Conversion Price or the Floating Conversion Price upon giving a Notice of Conversion to the Company. Except as otherwise provided herein, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, absent manifest error and the Escrow Agent shall release the shares of Common Stock from escrow two (2) Business Days after upon notifying the Company of the conversion.

      III. To effectuate the terms and provision of this Debenture, the Holder may give notice of any default to the Attorney-in-Fact as set forth herein and give a copy of such notice to the Company and its counsel, simultaneously, and request the Attorney-in-Fact to comply with the terms of this Debenture and the Purchase Agreement and all agreements entered into pursuant to the Purchase Agreement on behalf of the Company.


                                    A 3a - 5

      Section 4. Conversion.

      (a) Except as otherwise set forth herein or in the Purchase Agreement, the unpaid principal amount of this Debenture shall be convertible into shares of Common Stock at the Conversion Ratio as defined above, and subject to the Limitation on Conversion described in Section 4.18 of the Purchase Agreement and subject to the limitation set forth in Section 4.29 of the Purchase Agreement and in the paragraphs three through five of this First Debenture C1 following the paragraph that begin "For Value Received", at the option of the Holder, in whole or in part, at any time, commencing on the Original Issuance Date. Such shares of Common Stock shall be without any restriction and freely tradable pursuant to Rule 504 of Regulation D of the Securities Act. Any conversion under this Section 4(a) shall be for a minimum principal amount of $1,000.00 of the Debentures plus the interest accrued and due thereon. The Holder shall effect conversions by surrendering the Debenture to be converted to the Escrow Agent, together with the form of notice attached hereto as Appendix I ("Notice of Conversion") in the manner set forth in Section 4(j) hereof. Each Notice of Conversion shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected (the "Conversion Date") which date shall not be less than two (2) Business Days after the date on which the Notice of Conversion is delivered to the Escrow Agent. Subject to the last paragraph of Section 4(b) hereof, each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debentures tendered by the Holder in the Notice of Conversion, the Company shall deliver to the Holder a new Debenture for such principal amount as has not been converted within two (2) Business Days of the Conversion Date. In the event that the Escrow Agent holds the Debentures on behalf of the Holder, the Company agrees that in lieu of surrendering the Debentures upon every partial conversion, the Escrow Agent shall give the Company and the Holder written notice of the amount of the Debentures left unconverted. Upon conversion in full of the Debentures or upon the Maturity Date, the Escrow Agent shall return the Debentures and the Escrow Shares, if any, to the Company for cancellation.

      (b) Not later than two (2) Business Days after the Conversion Date, the Escrow Agent shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Debentures, and once the Debentures so converted in part shall have been surrendered to the Company, the Company shall deliver to the Holder Debentures in the principal amount of the Debentures not yet converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the Debentures, until the Debentures are either delivered for conversion to the Escrow Agent or the Company or any transfer agent for the Debentures or Common Stock, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides an affidavit of loss and an agreement reasonably acceptable to the Company indemnifying the Company from any loss incurred by it in connection with such loss, theft or destruction. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4(b), the Holder shall be entitled, upon providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event, the Company shall immediately return the Debentures tendered for conversion.


                                    A 3a - 6

      Subject to any limitations set forth in the Purchase Agreement, the Company agrees that at any time the conversion price of the Debentures are such that the number of Escrow Shares is less than 200% of the Full Conversion Shares, upon five (5) Business Days of the Company's receipt of notice of such circumstance from the Purchaser and/or the Escrow Agent, the Company shall issue share certificates in the name of the Purchaser and deliver the same to the Escrow Agent, in such number that the new number of Escrow Shares is equal to 200% of the Full Conversion Shares.

      (c) (i) The conversion price for the Debentures in effect on any Conversion Date shall be the LESSER of (a) one hundred fifty percent (150%) of the Fixed Conversion Price (as defined and computed in the First Debenture A) (the "Fixed Conversion Price") or (b) one hundred percent (100%) of the average of the three (3) lowest closing bid prices per share of the Common Stock during the forty (40) Trading Days immediately preceding the Conversion Date (the "Floating Conversion Price"). For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the OTCBB (or such other exchange, market, or other system that the Common Stock is then traded on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

      (ii) If the Company, at any time while any of the Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Fixed Conversion Price as applied in Section 4(c)(i) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.

      (iii) If, at any time while any of the Debentures are outstanding, the Company issues or sells shares of Common Stock, or options, warrants or other rights to subscribe for or purchase shares of Common Stock (excluding shares of Common Stock issuable upon the conversion of the Debentures or upon the exercise of options, warrants or conversion rights granted prior to the date hereof) and at a price per share less than the Per Share Market Value (as defined in the Purchase Agreement) of the Common Stock at the issue date mentioned below, the Fixed Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares, options, warrants or rights plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value, and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such options,


                                    A 3a - 7
rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such options, rights or warrants are issued (and if such adjustment is made, no further adjustment will be made when such options, rights or warrants are exercised), and shall become effective immediately after the record date for the determination of stockholders entitled to receive such options, rights or warrants. However, upon the expiration of any options, right or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the conversion price designated in Section 4(c)(i) hereof pursuant to this Section 4(c)(iii), if any such options, right or warrant shall expire and shall not have been exercised, the Fixed Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this
Section 4 after the issuance of such rights or warrants) had the adjustment of the conversion price made upon the issuance of such options, rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such options, rights or warrants actually exercised. There will be no adjustment under this
Section 4(c)(iii) if Common Stock is issued due to the exercise of (x) employee stock options that were issued to such employee, or (y) other options, warrants or rights to subscribe for or purchase that, in any case, are issued at an exercise or subscription price equal to Per Share Market Value.

      (iv) If, at any time while Debentures are outstanding, the Company distributes to all holders of Common Stock (and not to holders of Debentures) evidences of Company indebtedness or assets, or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 4(c)(iii) hereof), then, in each such case, the conversion price at which each Debenture then outstanding shall thereafter be convertible shall be determined by multiplying (A) the Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith and the denominator of which shall be the Per Share Market Value of the Common Stock on such record date; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of nationally recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority of the principal amount of the Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case such fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(c)(iv).


                                    A 3a - 8

      (v) All calculations under this Section 4 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation equal to or over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

      (vi) In the event the conversion price is not adjusted pursuant to Section 4(c)(ii) or (v), within two (2) Business Days following the occurrence of an event described therein and, in the case of Section 4c(iv), within three (3) Business Days following the determination of the fair market value by the Appraiser(s), the Holder shall have the right to require the Company to redeem the Debentures at 140% of the Purchase Price and simultaneously pay such amount and all accrued interest and dividends to the Holder pursuant to the written instructions provided by the Holder. The Company will have two (2) Business Days to make the appropriate adjustment from the time the Company is provided with written notice from the Holder of a failure to comply with this Section 4.

      (vii) Whenever the Fixed Conversion Price is adjusted pursuant to Section 4(c)(ii),(iii) or (iv), the Company shall within two (2) Business Days after the determination of the new Fixed Conversion Price mail and fax (in the manner set forth in Section 4(j) hereof) to the Holder and to each other holder of Debentures, a notice ("Company Notice of Conversion Price Adjustment") setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      (viii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debentures and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debentures could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 4(c)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

      (ix) If:

            (A)   the   Company   shall   declare  a  dividend   (or  any  other
                  distribution) on its Common Stock; or


                                    A 3a - 9

            (B)   the  Company  shall  declare  a  special   non-recurring  cash
                  dividend redemption of its Common Stock; or

            (C) the Company shall authorize the grant to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

            (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

            (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

      (d) If at any time conditions shall arise by reason of action or failure to act by the Company, which action or failure to act, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder and all other holders of Debentures (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least twenty (20) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debentures briefly describing the action contemplated, and an Appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4 and the terms of the Purchase Agreement and the Debentures), of the conversion price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be


                                   A 3a - 10
required to preserve without diluting the rights of the holders of Debentures; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(d). The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion price shall be made which, in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the conversion price above the conversion price then in effect.

      (e) Subject to the terms and limitations set forth in the Debentures and the Purchase Agreement, including without limitation, Sections 4.14, 4.28, 4.29 and 4.30 thereof, the Company covenants and agrees that it shall, at all times, reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of the Debentures as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder of the Debentures, two (2) times such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4(c) and Section 4(d) hereof) upon the conversion of the aggregate principal amount of the outstanding Debentures. The Company covenants that, subject to the limitations set forth in this Section 4(e), all shares of Common Stock that shall be issuable upon conversion of the Debentures shall, upon issuance, be duly and validly authorized and issued and fully paid and non-assessable.

      (f) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing to the Holder an additional full share of Common Stock.

      (g) The issuance of a certificate or certificates for shares of Common Stock upon conversion of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      (h) The Debentures converted into Common Stock shall be canceled upon conversion.

      (i) On the Maturity Date, the unconverted principal amount of the Debentures and all interest due thereon shall either be paid off in full by the Company or, if payment in full is not received within two (2) Business Days after the Maturity Date, convert automatically into shares


                                   A 3a - 11
of Common Stock at the lesser of the Fixed Conversion Price and the Floating Conversion Price as set forth in Section 4(c)(i).

      (j) Each Notice of Conversion shall be given by facsimile to the Escrow Agent no later than 4:00 pm New York time on any Business Day. Upon receipt of such Notice of Conversion, the Escrow Agent shall forward such Notice of Conversion to the Company by facsimile by 6:00 p.m. New York time on the day on which the Escrow Agent receives the Notice of Conversion, at the facsimile telephone number and address of the principal place of business of the Company. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Purchase Agreement (with printed confirmation of transmission). In the event that the Escrow Agent receives the Notice of Conversion after 4:00 p.m. New York time or the Company receives the Notice of Conversion after 6:00 p.m. New York time on such day, or the Holder receives the Company Notice of Conversion Price Adjustment after 6:00 p.m. New York time, any such notice shall be deemed to have been given on the next Business Day.

      Section 5. Redemption of Debentures. (a) At any time after the Execution Date, so long as no Event of Default has occurred and, if a cure period is provided, has not been cured, the Company shall have the option to redeem any unconverted amount of the Debentures, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holder with a copy to the Escrow Agent (the "Redemption Notice"), at one hundred fifteen percent (115%) of the unconverted amount of the Debentures plus accrued interest thereon (the "Redemption Price"). Notwithstanding anything contained herein to the contrary, if the Company decides to redeem the outstanding principal amount of the Debenture under the second proviso in the first sentence of Section 4(c)(i) of this Debenture, the Company shall have three (3) Business Days from their decision to redeem the Debenture in order to effectuate the redemption of such principal amount of the outstanding Debenture.

      (b) Within three (3) Business Days prior to the date fixed for redemption in the Redemption Notice, the Company shall deposit the Redemption Price by wire transfer to the IOLA account of the Escrow Agent. Upon receipt of the Redemption Price, on such redemption date, the Escrow Agent shall release the Redemption Price to the Holder and return the remaining Debentures, Escrow Shares and Underlying Shares to the Company.

      (c) In the event that the Company fails to deposit the Redemption Price in the Escrow Agent's IOLA account number within the time allocated in Section 5(b) hereof, then the redemption shall be declared null and void.

      Section 6. Intentionally Omitted.

      Section 7. Absolute Payment Obligation; Limitation on Prepayment. Except as expressly provided herein, in the Purchase Agreement, or in the Note C1, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may not prepay any portion of the outstanding


                                   A 3a - 12
principal amount on the Debentures except in accordance with the Purchase Agreement or Sections 4(c)(i) or 5 hereof.

      Section 8. No Rights of Stockholders. Except as otherwise provided herein or in the Purchase Agreement, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote on or consent to any action, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

      Section 9. Loss, Theft, Mutilation or Destruction. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of an affidavit of such loss, theft or destruction of such Debenture, and, if requested by the Company, an agreement to indemnity the Company in form reasonably acceptable to the Company.

      Section 10. Governing Law. This Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Debenture, the Purchase Agreement or any other Transaction Document shall be exclusively brought in the state and/or federal courts in the state and county of New York. Service of process in any action by the Holder to enforce the terms of this Debenture may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its address set forth in the Purchase Agreement.

      Section 11. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation receipt (promptly followed by a hard-copy delivered in accordance with this Section 12) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or if sent by nationally recognized overnight courier, one day after being mailed, addressed to the party at its address as set forth in Section 7.3 of the Purchase Agreement or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 11.

      Section 12. Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture in any other occasion. Any waiver must be in writing.

      Section 13. Invalidity. If any provision of this Debenture is held to be invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is


                                   A 3a - 13
held to be inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      Section 14. Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next following Business Day.

      Section 15. Transfer; Assignment. This Debenture may not be transferred or assigned, in whole or in part, at any time, except in compliance by the transferor and the transferee with applicable federal and state securities laws.

      Section 16. Future Financing. If, at any time this Debenture is outstanding, the Company, or its successors in interest due to mergers, consolidations and/or acquisitions (the "Successors-in-Interest"), is funded an amount equal to or exceeding Five Million United States dollars ($5,000,000), the Company or the Successors-in-Interest, as the case may be, agrees to pay the Purchaser an amount equal to One Hundred Fifty Percent (150%) of the then outstanding Debenture (the "Lump Sum Payment"). Upon the Purchaser's receipt of the Lump Sum Payment, any and all remaining obligations then outstanding between the Company or the Successors-in-Interest, as the case may be, and Purchaser in connection with the Purchase Agreement and this Debenture shall be deem satisfied, and the Purchase Agreement and this Debenture shall be terminated. This provision shall survive both Closing and Post-Closing.

      Section 17. Fees of Enforcement. In the event any Party commences legal action to enforce its rights under this Debenture, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.


                            [Signature Page Follows]


                                   A 3a - 14

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                                     REALITY WIRELESS NETWORKS, INC.


Attest: ______________________       By: ______________________________
                                         Name: Steve Careaga
                                         Title: CEO


                                   A 3a - 15

                                   APPENDIX I


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Debentures)

Except as provided by Section 4(b) of the Debentures, the undersigned hereby irrevocably elects to convert the attached Debenture into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Reality Wireless Networks, Inc. (the "Company"), according to the provisions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $400 will be charged by the Escrow Agent to the Holder for each conversion. No other fees will be charged to the Holder, except for transfer taxes, if any.


Conversion calculations:          ----------------------------------------------
                                  Date to Effect Conversion


                                  ----------------------------------------------
                                  Principal Amount of Debentures to be Converted


                                  ----------------------------------------------
                                  Interest to be Converted or Paid


                                  ----------------------------------------------
                                  Applicable Conversion Price
                                  (Pursuant to Section 4(c)(v))


                                  ----------------------------------------------
                                  Number of Shares to be Issued Upon Conversion


                                  ----------------------------------------------
                                  Signature


                                  ----------------------------------------------
                                  Name


                                  ----------------------------------------------
                                  Address


                                   A 3a - 16

                                  EXHIBIT A-3b

                               FIRST DEBENTURE C2

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 504 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

US $100,000                                                     October 27, 2003


                  1% CONVERTIBLE DEBENTURE DUE OCTOBER 26, 2008

      THIS DEBENTURE of Reality Wireless Networks., a Nevada corporation (the "Company") in the aggregate principal amount of One Hundred Thousand Dollars (US $100,000), is designated as its $100,000, 1% Convertible Debenture due October 26, 2008 (the "Debentures").

      FOR VALUE RECEIVED, except as otherwise provided herein, the Company promises to pay to HEM Mutual Assurance LLC or its registered assigns (the "Holder"), the principal sum of One Hundred Thousand Dollars (US $100,000), on or prior to October 26, 2008 (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of one percent (1%) per annum. Except as otherwise provided herein, interest shall accrue daily commencing on the Original Issuance Date (as defined in Section 1 below) in the form of cash or common stock of the Company selected by the Holder subject to the provisions of
Section 2(b) hereof, until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for. If at any time after the Original Issuance Date an Event of Default has occurred and is continuing, interest shall accrue at the rate of fifteen percent (15%) per annum from the date of the Event of Default and the applicable cure period through and including the date of payment. Interest due and payable hereunder shall be paid to the person in whose name this Debenture (or one or more successor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture shall arise only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") by and between the Company and the Purchaser (as such term is defined in the Purchase Agreement), dated as of October 27, 2003, as may be amended from time to time. A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.

      Notwithstanding anything contained herein, in the Purchase Agreement, or in the Note C2 to the contrary, this First Debenture C2 shall not accrue interest, shall not be convertible, and


                                    A 3b- 1
shall not be subject to repayment by the Company at its maturity, and the Note C2 shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until:

      (ii)  the Holder elects that Note C2 shall become due and payable; and

      (ii) the number of Escrow Shares for the aggregate principal amount of the Debentures then outstanding and this First Debenture C2 is at least 200% of the number of shares of common stock of the Company that would be needed to satisfy full conversion of all such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not, the Company shall increase in accordance with and subject to the provisions of Section 4.14 of the Purchase Agreement, the number of Escrow Shares to cover 200% of the number of shares of common stock of the Company that would be needed to satisfy full conversion of all of such Debenture pursuant to the procedures set forth in Section 4.14 of the Purchase Agreement; provided, further, that, notwithstanding the foregoing, this First Debenture C2 shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company at its maturity, and the Note C2 shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until the Note C2 is paid in full by the Holder or its successors and assigns.

      If the Note C2 has not been paid in full by the Holder to the Company (whether or not it is otherwise then due or payable by its terms), (i) any payments from the Company to the Holder pursuant to Sections 4.19 and 4.33 of the Purchase Agreement will be offset by the principal amount of the Note C2 and
(ii) "Debentures" shall specifically refer to First Debenture A, First Debenture B, First Debenture C1, First Debenture C2, First Debenture C3, First Debenture D and the Second Debenture in Sections 4.19 and 4.33 in Purchase Agreement.

      This Debenture is subject to the following additional provisions:

      Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

      "Adjusted Conversion Price" means the lesser of the Fixed Conversion Price or the Floating Conversion Price one day prior to the record date set for the determination of stockholders entitled to receive dividends, distributions, rights or warrants as provided for in Sections 4(c)(ii), (iii) and (iv).

      "Company" shall mean Reality Wireless Networks, Inc.

      "Common Stock" shall mean the common stock of Reality Wireless Networks, Inc. (as adjusted for any reverse splits, forward splits, combination, reclassification or stock dividend from the date the Purchase Agreement is signed).


                                    A 3b- 2

      "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.

      "Conversion Ratio" means, at any time, a fraction, the numerator of which is the then outstanding principal amount represented by the Debentures plus accrued but unpaid interest thereon, and the denominator of which is the conversion price at such time.

      "Fixed Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

      "Floating Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

      "Notice of Conversion" shall have the meaning set forth in Section 4(a) hereof.

      "Original Issuance Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers hereof.

      Section 2. Denominations of Debentures; Interest on Debentures. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same, but shall not be issuable in denominations of less than integral multiplies of One Thousand Dollars (US$1,000.00). No service charge to the Holder will be made for such registration of transfer or exchange.

      Section 3. Events of Default and Remedies.

      I. "Event of Default," when used herein, means any one of the following events (whatever the reason and whether any such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

      (a) any default in the payment of the principal of or interest on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration, conversion, or otherwise;

      (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within five
(5) Business Days of its receipt of notice of such failure or breach;

      (c) the occurrence of any event or breach or default by the Company under the Purchase Agreement or any other Transaction Document and , if there is a cure period, such failure or breach shall not have been remedied within the cure period provided for therein;

      (d) the Company or any of its Subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization,


                                    A 3b- 3
arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state in writing that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

      (e) the Company shall default in any of its obligations under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company in an amount exceeding One Hundred Thousand Dollars ($100,000.00), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

      (f) the Company shall have its Common Stock deleted or delisted, as the case may be, from the American Stock Exchange, OTCBB or other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within ten (10) Trading Days of such deletion or delisting;

      (g) notwithstanding anything herein to the contrary, but subject to the limitations set forth in the Debentures, the Company shall fail to deliver to the Escrow Agent share certificates representing the shares of Common Stock to be issued upon conversion of the Debentures within three (3) Business Days after to the Company's receipt of notice from the Escrow Agent to the Company that additional shares of Common Stock are required to be placed in escrow pursuant to Section 4.14 of the Purchase Agreement, Article 2 of the Escrow Agreement, and/or Section 4(b) of this Debenture;

      (h) the Company shall issue a press release, or otherwise make publicly known, that it is not honoring a properly executed and duly delivered Notice of Conversion complying with the terms of this Debenture, the Purchase Agreement and the Escrow Agreement, for any reason whatsoever; and

      (i) the Company issues or enters into an agreement to issue any convertible security, any equity line of credit, or any security issued pursuant to Rule 504 of Regulation D promulgated under the Securities Act, other than to the Purchaser or any of its Affiliates or assigns, during the period commencing on the date hereof and ending on the four month anniversary of the Post-Closing Date.


                                    A 3b- 4

      II. (a) If any Event of Default occurs, and continues beyond a cure period, if any, then the Holder may, by written notice to the Company, accelerate all of the payments due under this Debenture by declaring all amounts so due under this Debenture, whereupon the same shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything contained herein to the contrary, and the Holder may immediately and without expiration of any additional grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.

      (b) The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of the Debentures held by it, and to enforce any other legal or equitable right of such Holder.

      (c) Except as expressly provided for herein, the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and (B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods, if any; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

      (d) As a non-exclusive remedy, upon the occurrence of an Event of Default, the Holder may convert the remaining principal amount of the Debentures and accrued interest thereon at the lesser of the Fixed Conversion Price or the Floating Conversion Price upon giving a Notice of Conversion to the Company. Except as otherwise provided herein, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, absent manifest error and the Escrow Agent shall release the shares of Common Stock from escrow two (2) Business Days after upon notifying the Company of the conversion.

      III. To effectuate the terms and provision of this Debenture, the Holder may give notice of any default to the Attorney-in-Fact as set forth herein and give a copy of such notice to the Company and its counsel, simultaneously, and request the Attorney-in-Fact to comply with the terms of this Debenture and the Purchase Agreement and all agreements entered into pursuant to the Purchase Agreement on behalf of the Company.


                                    A 3b- 5

      Section 4. Conversion.

      (a) Except as otherwise set forth herein or in the Purchase Agreement, the unpaid principal amount of this Debenture shall be convertible into shares of Common Stock at the Conversion Ratio as defined above, and subject to the Limitation on Conversion described in Section 4.18 of the Purchase Agreement and subject to the limitation set forth in Section 4.29 of the Purchase Agreement and in the paragraphs three through five of this First Debenture C2 following the paragraph that begin "For Value Received", at the option of the Holder, in whole or in part, at any time, commencing on the Original Issuance Date. Such shares of Common Stock shall be without any restriction and freely tradable pursuant to Rule 504 of Regulation D of the Securities Act. Any conversion under this Section 4(a) shall be for a minimum principal amount of $1,000.00 of the Debentures plus the interest accrued and due thereon. The Holder shall effect conversions by surrendering the Debenture to be converted to the Escrow Agent, together with the form of notice attached hereto as Appendix I ("Notice of Conversion") in the manner set forth in Section 4(j) hereof. Each Notice of Conversion shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected (the "Conversion Date") which date shall not be less than two (2) Business Days after the date on which the Notice of Conversion is delivered to the Escrow Agent. Subject to the last paragraph of Section 4(b) hereof, each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debentures tendered by the Holder in the Notice of Conversion, the Company shall deliver to the Holder a new Debenture for such principal amount as has not been converted within two (2) Business Days of the Conversion Date. In the event that the Escrow Agent holds the Debentures on behalf of the Holder, the Company agrees that in lieu of surrendering the Debentures upon every partial conversion, the Escrow Agent shall give the Company and the Holder written notice of the amount of the Debentures left unconverted. Upon conversion in full of the Debentures or upon the Maturity Date, the Escrow Agent shall return the Debentures and the Escrow Shares, if any, to the Company for cancellation.

      (b) Not later than two (2) Business Days after the Conversion Date, the Escrow Agent shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Debentures, and once the Debentures so converted in part shall have been surrendered to the Company, the Company shall deliver to the Holder Debentures in the principal amount of the Debentures not yet converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the Debentures, until the Debentures are either delivered for conversion to the Escrow Agent or the Company or any transfer agent for the Debentures or Common Stock, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides an affidavit of loss and an agreement reasonably acceptable to the Company indemnifying the Company from any loss incurred by it in connection with such loss, theft or destruction. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4(b), the Holder shall be entitled, upon providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event, the Company shall immediately return the Debentures tendered for conversion.


                                    A 3b- 6

      Subject to any limitations set forth in the Purchase Agreement, the Company agrees that at any time the conversion price of the Debentures are such that the number of Escrow Shares is less than 200% of the Full Conversion Shares, upon five (5) Business Days of the Company's receipt of notice of such circumstance from the Purchaser and/or the Escrow Agent, the Company shall issue share certificates in the name of the Purchaser and deliver the same to the Escrow Agent, in such number that the new number of Escrow Shares is equal to 200% of the Full Conversion Shares.

      (c) (i) The conversion price for the Debentures in effect on any Conversion Date shall be the LESSER of (a) one hundred fifty percent (150%) of the Fixed Conversion Price (as defined and computed in the First Debenture A) (the "Fixed Conversion Price") or (b) one hundred percent (100%) of the average of the three (3) lowest closing bid prices per share of the Common Stock during the forty (40) Trading Days immediately preceding the Conversion Date (the "Floating Conversion Price"). For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the OTCBB (or such other exchange, market, or other system that the Common Stock is then traded on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

      (ii) If the Company, at any time while any of the Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Fixed Conversion Price as applied in Section 4(c)(i) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.

      (iii) If, at any time while any of the Debentures are outstanding, the Company issues or sells shares of Common Stock, or options, warrants or other rights to subscribe for or purchase shares of Common Stock (excluding shares of Common Stock issuable upon the conversion of the Debentures or upon the exercise of options, warrants or conversion rights granted prior to the date hereof) and at a price per share less than the Per Share Market Value (as defined in the Purchase Agreement) of the Common Stock at the issue date mentioned below, the Fixed Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares, options, warrants or rights plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value, and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such options,


                                    A 3b- 7
rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such options, rights or warrants are issued (and if such adjustment is made, no further adjustment will be made when such options, rights or warrants are exercised), and shall become effective immediately after the record date for the determination of stockholders entitled to receive such options, rights or warrants. However, upon the expiration of any options, right or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the conversion price designated in Section 4(c)(i) hereof pursuant to this Section 4(c)(iii), if any such options, right or warrant shall expire and shall not have been exercised, the Fixed Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this
Section 4 after the issuance of such rights or warrants) had the adjustment of the conversion price made upon the issuance of such options, rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such options, rights or warrants actually exercised. There will be no adjustment under this
Section 4(c)(iii) if Common Stock is issued due to the exercise of (x) employee stock options that were issued to such employee, or (y) other options, warrants or rights to subscribe for or purchase that, in any case, are issued at an exercise or subscription price equal to Per Share Market Value.

      (iv) If, at any time while Debentures are outstanding, the Company distributes to all holders of Common Stock (and not to holders of Debentures) evidences of Company indebtedness or assets, or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 4(c)(iii) hereof), then, in each such case, the conversion price at which each Debenture then outstanding shall thereafter be convertible shall be determined by multiplying (A) the Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith and the denominator of which shall be the Per Share Market Value of the Common Stock on such record date; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of nationally recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority of the principal amount of the Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case such fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(c)(iv).


                                    A 3b- 8

      (v) All calculations under this Section 4 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation equal to or over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

      (vi) In the event the conversion price is not adjusted pursuant to Section 4(c)(ii) or (v), within two (2) Business Days following the occurrence of an event described therein and, in the case of Section 4c(iv), within three (3) Business Days following the determination of the fair market value by the Appraiser(s), the Holder shall have the right to require the Company to redeem the Debentures at 140% of the Purchase Price and simultaneously pay such amount and all accrued interest and dividends to the Holder pursuant to the written instructions provided by the Holder. The Company will have two (2) Business Days to make the appropriate adjustment from the time the Company is provided with written notice from the Holder of a failure to comply with this Section 4.

      (vii) Whenever the Fixed Conversion Price is adjusted pursuant to Section 4(c)(ii),(iii) or (iv), the Company shall within two (2) Business Days after the determination of the new Fixed Conversion Price mail and fax (in the manner set forth in Section 4(j) hereof) to the Holder and to each other holder of Debentures, a notice ("Company Notice of Conversion Price Adjustment") setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      (viii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debentures and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debentures could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 4(c)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

      (ix) If:

            (A)   the   Company   shall   declare  a  dividend   (or  any  other
                  distribution) on its Common Stock; or


                                    A 3b- 9

            (B)   the  Company  shall  declare  a  special   non-recurring  cash
                  dividend redemption of its Common Stock; or

            (C) the Company shall authorize the grant to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

            (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

            (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

      (d) If at any time conditions shall arise by reason of action or failure to act by the Company, which action or failure to act, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder and all other holders of Debentures (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least twenty (20) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debentures briefly describing the action contemplated, and an Appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4 and the terms of the Purchase Agreement and the Debentures), of the conversion price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be


                                    A 3b- 10
required to preserve without diluting the rights of the holders of Debentures; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(d). The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion price shall be made which, in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the conversion price above the conversion price then in effect.

      (e) Subject to the terms and limitations set forth in the Debentures and the Purchase Agreement, including without limitation, Sections 4.14, 4.28, 4.29 and 4.30 thereof, the Company covenants and agrees that it shall, at all times, reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of the Debentures as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder of the Debentures, two (2) times such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4(c) and Section 4(d) hereof) upon the conversion of the aggregate principal amount of the outstanding Debentures. The Company covenants that, subject to the limitations set forth in this Section 4(e), all shares of Common Stock that shall be issuable upon conversion of the Debentures shall, upon issuance, be duly and validly authorized and issued and fully paid and non-assessable.

      (f) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing to the Holder an additional full share of Common Stock.

      (g) The issuance of a certificate or certificates for shares of Common Stock upon conversion of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      (h) The Debentures converted into Common Stock shall be canceled upon conversion.

      (i) On the Maturity Date, the unconverted principal amount of the Debentures and all interest due thereon shall either be paid off in full by the Company or, if payment in full is not received within two (2) Business Days after the Maturity Date, convert automatically into shares


                                    A 3b- 11
of Common Stock at the lesser of the Fixed Conversion Price and the Floating Conversion Price as set forth in Section 4(c)(i).

      (j) Each Notice of Conversion shall be given by facsimile to the Escrow Agent no later than 4:00 pm New York time on any Business Day. Upon receipt of such Notice of Conversion, the Escrow Agent shall forward such Notice of Conversion to the Company by facsimile by 6:00 p.m. New York time on the day on which the Escrow Agent receives the Notice of Conversion, at the facsimile telephone number and address of the principal place of business of the Company. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Purchase Agreement (with printed confirmation of transmission). In the event that the Escrow Agent receives the Notice of Conversion after 4:00 p.m. New York time or the Company receives the Notice of Conversion after 6:00 p.m. New York time on such day, or the Holder receives the Company Notice of Conversion Price Adjustment after 6:00 p.m. New York time, any such notice shall be deemed to have been given on the next Business Day.

      Section 5. Redemption of Debentures. (a) At any time after the Execution Date, so long as no Event of Default has occurred and, if a cure period is provided, has not been cured, the Company shall have the option to redeem any unconverted amount of the Debentures, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holder with a copy to the Escrow Agent (the "Redemption Notice"), at one hundred fifteen percent (115%) of the unconverted amount of the Debentures plus accrued interest thereon (the "Redemption Price"). Notwithstanding anything contained herein to the contrary, if the Company decides to redeem the outstanding principal amount of the Debenture under the second proviso in the first sentence of Section 4(c)(i) of this Debenture, the Company shall have three (3) Business Days from their decision to redeem the Debenture in order to effectuate the redemption of such principal amount of the outstanding Debenture.

      (b) Within three (3) Business Days prior to the date fixed for redemption in the Redemption Notice, the Company shall deposit the Redemption Price by wire transfer to the IOLA account of the Escrow Agent. Upon receipt of the Redemption Price, on such redemption date, the Escrow Agent shall release the Redemption Price to the Holder and return the remaining Debentures, Escrow Shares and Underlying Shares to the Company.

      (c) In the event that the Company fails to deposit the Redemption Price in the Escrow Agent's IOLA account number within the time allocated in Section 5(b) hereof, then the redemption shall be declared null and void.

      Section 6. Intentionally Omitted.

      Section 7. Absolute Payment Obligation; Limitation on Prepayment. Except as expressly provided herein, in the Purchase Agreement, or in the Note C2, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may not prepay any portion of the outstanding


                                    A 3b- 12
principal amount on the Debentures except in accordance with the Purchase Agreement or Sections 4(c)(i) or 5 hereof.

      Section 8. No Rights of Stockholders. Except as otherwise provided herein or in the Purchase Agreement, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote on or consent to any action, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

      Section 9. Loss, Theft, Mutilation or Destruction. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of an affidavit of such loss, theft or destruction of such Debenture, and, if requested by the Company, an agreement to indemnity the Company in form reasonably acceptable to the Company.

      Section 10. Governing Law. This Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Debenture, the Purchase Agreement or any other Transaction Document shall be exclusively brought in the state and/or federal courts in the state and county of New York. Service of process in any action by the Holder to enforce the terms of this Debenture may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its address set forth in the Purchase Agreement.

      Section 11. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation receipt (promptly followed by a hard-copy delivered in accordance with this Section 12) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or if sent by nationally recognized overnight courier, one day after being mailed, addressed to the party at its address as set forth in Section 7.3 of the Purchase Agreement or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 11.

      Section 12. Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture in any other occasion. Any waiver must be in writing.

      Section 13. Invalidity. If any provision of this Debenture is held to be invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is


                                    A 3b- 13
held to be inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      Section 14. Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next following Business Day.

      Section 15. Transfer; Assignment. This Debenture may not be transferred or assigned, in whole or in part, at any time, except in compliance by the transferor and the transferee with applicable federal and state securities laws.

      Section 16. Future Financing. If, at any time this Debenture is outstanding, the Company, or its successors in interest due to mergers, consolidations and/or acquisitions (the "Successors-in-Interest"), is funded an amount equal to or exceeding Five Million United States dollars ($5,000,000), the Company or the Successors-in-Interest, as the case may be, agrees to pay the Purchaser an amount equal to One Hundred Fifty Percent (150%) of the then outstanding Debenture (the "Lump Sum Payment"). Upon the Purchaser's receipt of the Lump Sum Payment, any and all remaining obligations then outstanding between the Company or the Successors-in-Interest, as the case may be, and Purchaser in connection with the Purchase Agreement and this Debenture shall be deem satisfied, and the Purchase Agreement and this Debenture shall be terminated. This provision shall survive both Closing and Post-Closing.

      Section 17. Fees of Enforcement. In the event any Party commences legal action to enforce its rights under this Debenture, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.


                            [Signature Page Follows]


                                    A 3b- 14

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                                     REALITY WIRELESS NETWORKS, INC.


Attest: ______________________       By: ______________________________
                                         Name: Steve Careaga
                                         Title: CEO


                                    A 3b- 15

                                   APPENDIX I


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Debentures)

Except as provided by Section 4(b) of the Debentures, the undersigned hereby irrevocably elects to convert the attached Debenture into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Reality Wireless Networks, Inc. (the "Company"), according to the provisions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $400 will be charged by the Escrow Agent to the Holder for each conversion. No other fees will be charged to the Holder, except for transfer taxes, if any.


Conversion calculations:          ----------------------------------------------
                                  Date to Effect Conversion


                                  ----------------------------------------------
                                  Principal Amount of Debentures to be Converted


                                  ----------------------------------------------
                                  Interest to be Converted or Paid


                                  ----------------------------------------------
                                  Applicable Conversion Price
                                  (Pursuant to Section 4(c)(v))


                                  ----------------------------------------------
                                  Number of Shares to be Issued Upon Conversion


                                  ----------------------------------------------
                                  Signature


                                  ----------------------------------------------
                                  Name


                                  ----------------------------------------------
                                  Address


                                    A 3b- 16

                                  EXHIBIT A-3c

                               FIRST DEBENTURE C3

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 504 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

US $60,000                                                      October 27, 2003


                  1% CONVERTIBLE DEBENTURE DUE OCTOBER 26, 2008

      THIS DEBENTURE of Reality Wireless Networks., a Nevada corporation (the "Company") in the aggregate principal amount of Sixty Thousand Dollars (US $60,000), is designated as its $60,000, 1% Convertible Debenture due October 26, 2008 (the "Debentures").

      FOR VALUE RECEIVED, except as otherwise provided herein, the Company promises to pay to HEM Mutual Assurance LLC or its registered assigns (the "Holder"), the principal sum of Sixty Thousand Dollars (US $60,000), on or prior to October 26, 2008 (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of one percent (1%) per annum. Except as otherwise provided herein, interest shall accrue daily commencing on the Original Issuance Date (as defined in Section 1 below) in the form of cash or common stock of the Company selected by the Holder subject to the provisions of Section 2(b) hereof, until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for. If at any time after the Original Issuance Date an Event of Default has occurred and is continuing, interest shall accrue at the rate of fifteen percent (15%) per annum from the date of the Event of Default and the applicable cure period through and including the date of payment. Interest due and payable hereunder shall be paid to the person in whose name this Debenture (or one or more successor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture shall arise only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") by and between the Company and the Purchaser (as such term is defined in the Purchase Agreement), dated as of October 27, 2003, as may be amended from time to time. A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.


                                    A 3c- 1

      Notwithstanding anything contained herein, in the Purchase Agreement, or in the Note C3 to the contrary, this First Debenture C3 shall not accrue interest, shall not be convertible, and shall not be subject to repayment by the Company at its maturity, and the Note C3 shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until:

      (iii) the Holder elects that Note C3 shall become due and payable; and

      (ii) the number of Escrow Shares for the aggregate principal amount of the Debentures then outstanding and this First Debenture C3 is at least 200% of the number of shares of common stock of the Company that would be needed to satisfy full conversion of all such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not, the Company shall increase in accordance with and subject to the provisions of Section 4.14 of the Purchase Agreement, the number of Escrow Shares to cover 200% of the number of shares of common stock of the Company that would be needed to satisfy full conversion of all of such Debenture pursuant to the procedures set forth in Section 4.14 of the Purchase Agreement; provided, further, that, notwithstanding the foregoing, this First Debenture C3 shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company at its maturity, and the Note C3 shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until the Note C3 is paid in full by the Holder or its successors and assigns.

      If the Note C3 has not been paid in full by the Holder to the Company (whether or not it is otherwise then due or payable by its terms), (i) any payments from the Company to the Holder pursuant to Sections 4.19 and 4.33 of the Purchase Agreement will be offset by the principal amount of the Note C3 and
(ii) "Debentures" shall specifically refer to First Debenture A, First Debenture B, First Debenture C1, First Debenture C2, First Debenture C3, First Debenture D and the Second Debenture in Sections 4.19 and 4.33 in Purchase Agreement.

      This Debenture is subject to the following additional provisions:

      Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

      "Adjusted Conversion Price" means the lesser of the Fixed Conversion Price or the Floating Conversion Price one day prior to the record date set for the determination of stockholders entitled to receive dividends, distributions, rights or warrants as provided for in Sections 4(c)(ii), (iii) and (iv).

      "Company" shall mean Reality Wireless Networks, Inc.


                                    A 3c- 2

      "Common Stock" shall mean the common stock of Reality Wireless Networks, Inc. (as adjusted for any reverse splits, forward splits, combination, reclassification or stock dividend from the date the Purchase Agreement is signed).

      "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.

      "Conversion Ratio" means, at any time, a fraction, the numerator of which is the then outstanding principal amount represented by the Debentures plus accrued but unpaid interest thereon, and the denominator of which is the conversion price at such time.

      "Fixed Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

      "Floating Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

      "Notice of Conversion" shall have the meaning set forth in Section 4(a) hereof.

      "Original Issuance Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers hereof.

      Section 2. Denominations of Debentures; Interest on Debentures. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same, but shall not be issuable in denominations of less than integral multiplies of One Thousand Dollars (US$1,000.00). No service charge to the Holder will be made for such registration of transfer or exchange.

      Section 3. Events of Default and Remedies.

      I. "Event of Default," when used herein, means any one of the following events (whatever the reason and whether any such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

      (a) any default in the payment of the principal of or interest on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration, conversion, or otherwise;

      (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within five
(5) Business Days of its receipt of notice of such failure or breach;

      (c) the occurrence of any event or breach or default by the Company under the Purchase Agreement or any other Transaction Document and , if there is a cure period, such failure or breach shall not have been remedied within the cure period provided for therein;


                                    A 3c- 3

      (d) the Company or any of its Subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state in writing that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

      (e) the Company shall default in any of its obligations under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company in an amount exceeding One Hundred Thousand Dollars ($100,000.00), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

      (f) the Company shall have its Common Stock deleted or delisted, as the case may be, from the American Stock Exchange, OTCBB or other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within ten (10) Trading Days of such deletion or delisting;

      (g) notwithstanding anything herein to the contrary, but subject to the limitations set forth in the Debentures, the Company shall fail to deliver to the Escrow Agent share certificates representing the shares of Common Stock to be issued upon conversion of the Debentures within three (3) Business Days after to the Company's receipt of notice from the Escrow Agent to the Company that additional shares of Common Stock are required to be placed in escrow pursuant to Section 4.14 of the Purchase Agreement, Article 2 of the Escrow Agreement, and/or Section 4(b) of this Debenture;


                                    A 3c- 4

      (h) the Company shall issue a press release, or otherwise make publicly known, that it is not honoring a properly executed and duly delivered Notice of Conversion complying with the terms of this Debenture, the Purchase Agreement and the Escrow Agreement, for any reason whatsoever; and

      (i) the Company issues or enters into an agreement to issue any convertible security, any equity line of credit, or any security issued pursuant to Rule 504 of Regulation D promulgated under the Securities Act, other than to the Purchaser or any of its Affiliates or assigns, during the period commencing on the date hereof and ending on the four month anniversary of the Post-Closing Date.

      II. (a) If any Event of Default occurs, and continues beyond a cure period, if any, then the Holder may, by written notice to the Company, accelerate all of the payments due under this Debenture by declaring all amounts so due under this Debenture, whereupon the same shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything contained herein to the contrary, and the Holder may immediately and without expiration of any additional grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.

      (b) The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of the Debentures held by it, and to enforce any other legal or equitable right of such Holder.

      (c) Except as expressly provided for herein, the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and (B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods, if any; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

      (d) As a non-exclusive remedy, upon the occurrence of an Event of Default, the Holder may convert the remaining principal amount of the Debentures and accrued


                                    A 3c- 5
interest thereon at the lesser of the Fixed Conversion Price or the Floating Conversion Price upon giving a Notice of Conversion to the Company. Except as otherwise provided herein, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, absent manifest error and the Escrow Agent shall release the shares of Common Stock from escrow two (2) Business Days after upon notifying the Company of the conversion.

      III. To effectuate the terms and provision of this Debenture, the Holder may give notice of any default to the Attorney-in-Fact as set forth herein and give a copy of such notice to the Company and its counsel, simultaneously, and request the Attorney-in-Fact to comply with the terms of this Debenture and the Purchase Agreement and all agreements entered into pursuant to the Purchase Agreement on behalf of the Company.

      Section 4. Conversion.

      (a) Except as otherwise set forth herein or in the Purchase Agreement, the unpaid principal amount of this Debenture shall be convertible into shares of Common Stock at the Conversion Ratio as defined above, and subject to the Limitation on Conversion described in Section 4.18 of the Purchase Agreement and subject to the limitation set forth in Section 4.29 of the Purchase Agreement and in the paragraphs three through five of this First Debenture C3 following the paragraph that begin "For Value Received", at the option of the Holder, in whole or in part, at any time, commencing on the Original Issuance Date. Such shares of Common Stock shall be without any restriction and freely tradable pursuant to Rule 504 of Regulation D of the Securities Act. Any conversion under this Section 4(a) shall be for a minimum principal amount of $1,000.00 of the Debentures plus the interest accrued and due thereon. The Holder shall effect conversions by surrendering the Debenture to be converted to the Escrow Agent, together with the form of notice attached hereto as Appendix I ("Notice of Conversion") in the manner set forth in Section 4(j) hereof. Each Notice of Conversion shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected (the "Conversion Date") which date shall not be less than two (2) Business Days after the date on which the Notice of Conversion is delivered to the Escrow Agent. Subject to the last paragraph of Section 4(b) hereof, each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debentures tendered by the Holder in the Notice of Conversion, the Company shall deliver to the Holder a new Debenture for such principal amount as has not been converted within two (2) Business Days of the Conversion Date. In the event that the Escrow Agent holds the Debentures on behalf of the Holder, the Company agrees that in lieu of surrendering the Debentures upon every partial conversion, the Escrow Agent shall give the Company and the Holder written notice of the amount of the Debentures left unconverted. Upon conversion in full of the Debentures or upon the Maturity Date, the Escrow Agent shall return the Debentures and the Escrow Shares, if any, to the Company for cancellation.

      (b) Not later than two (2) Business Days after the Conversion Date, the Escrow Agent shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the


                                    A 3c- 6

Debentures, and once the Debentures so converted in part shall have been surrendered to the Company, the Company shall deliver to the Holder Debentures in the principal amount of the Debentures not yet converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the Debentures, until the Debentures are either delivered for conversion to the Escrow Agent or the Company or any transfer agent for the Debentures or Common Stock, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides an affidavit of loss and an agreement reasonably acceptable to the Company indemnifying the Company from any loss incurred by it in connection with such loss, theft or destruction. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4(b), the Holder shall be entitled, upon providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event, the Company shall immediately return the Debentures tendered for conversion.

      Subject to any limitations set forth in the Purchase Agreement, the Company agrees that at any time the conversion price of the Debentures are such that the number of Escrow Shares is less than 200% of the Full Conversion Shares, upon five (5) Business Days of the Company's receipt of notice of such circumstance from the Purchaser and/or the Escrow Agent, the Company shall issue share certificates in the name of the Purchaser and deliver the same to the Escrow Agent, in such number that the new number of Escrow Shares is equal to 200% of the Full Conversion Shares.

      (c) (i) The conversion price for the Debentures in effect on any Conversion Date shall be $0.001 (the "Conversion Price").

      (ii) If the Company, at any time while any of the Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Fixed Conversion Price as applied in Section 4(c)(i) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.

      (iii) If, at any time while any of the Debentures are outstanding, the Company issues or sells shares of Common Stock, or options, warrants or other rights to


                                    A 3c- 7
subscribe for or purchase shares of Common Stock (excluding shares of Common Stock issuable upon the conversion of the Debentures or upon the exercise of options, warrants or conversion rights granted prior to the date hereof) and at a price per share less than the Per Share Market Value (as defined in the Purchase Agreement) of the Common Stock at the issue date mentioned below, the Fixed Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares, options, warrants or rights plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value, and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such options, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such options, rights or warrants are issued (and if such adjustment is made, no further adjustment will be made when such options, rights or warrants are exercised), and shall become effective immediately after the record date for the determination of stockholders entitled to receive such options, rights or warrants. However, upon the expiration of any options, right or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the conversion price designated in Section 4(c)(i) hereof pursuant to this Section 4(c)(iii), if any such options, right or warrant shall expire and shall not have been exercised, the Fixed Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this
Section 4 after the issuance of such rights or warrants) had the adjustment of the conversion price made upon the issuance of such options, rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such options, rights or warrants actually exercised. There will be no adjustment under this
Section 4(c)(iii) if Common Stock is issued due to the exercise of (x) employee stock options that were issued to such employee, or (y) other options, warrants or rights to subscribe for or purchase that, in any case, are issued at an exercise or subscription price equal to Per Share Market Value.

      (iv) If, at any time while Debentures are outstanding, the Company distributes to all holders of Common Stock (and not to holders of Debentures) evidences of Company indebtedness or assets, or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 4(c)(iii) hereof), then, in each such case, the conversion price at which each Debenture then outstanding shall thereafter be convertible shall be determined by multiplying (A) the Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith and the denominator of which shall be the Per Share Market Value of the Common Stock on such record date;


                                    A 3c- 8
provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of nationally recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority of the principal amount of the Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case such fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(c)(iv).

      (v) All calculations under this Section 4 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation equal to or over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

      (vi) In the event the conversion price is not adjusted pursuant to Section 4(c)(ii) or (v), within two (2) Business Days following the occurrence of an event described therein and, in the case of Section 4c(iv), within three (3) Business Days following the determination of the fair market value by the Appraiser(s), the Holder shall have the right to require the Company to redeem the Debentures at 140% of the Purchase Price and simultaneously pay such amount and all accrued interest and dividends to the Holder pursuant to the written instructions provided by the Holder. The Company will have two (2) Business Days to make the appropriate adjustment from the time the Company is provided with written notice from the Holder of a failure to comply with this Section 4.

      (vii) Whenever the Fixed Conversion Price is adjusted pursuant to Section 4(c)(ii),(iii) or (iv), the Company shall within two (2) Business Days after the determination of the new Fixed Conversion Price mail and fax (in the manner set forth in Section 4(j) hereof) to the Holder and to each other holder of Debentures, a notice ("Company Notice of Conversion Price Adjustment") setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      (viii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert


                                    A 3c- 9
such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debentures and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debentures could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 4(c)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

      (ix) If:

            (A)   the   Company   shall   declare  a  dividend   (or  any  other
                  distribution) on its Common Stock; or

            (B)   the  Company  shall  declare  a  special   non-recurring  cash
                  dividend redemption of its Common Stock; or

            (C) the Company shall authorize the grant to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

            (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

            (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;


then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or


                                    A 3c- 10
if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

      (d) If at any time conditions shall arise by reason of action or failure to act by the Company, which action or failure to act, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder and all other holders of Debentures (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least twenty (20) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debentures briefly describing the action contemplated, and an Appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4 and the terms of the Purchase Agreement and the Debentures), of the conversion price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of Debentures; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(d). The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion price shall be made which, in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the conversion price above the conversion price then in effect.

      (e) Subject to the terms and limitations set forth in the Debentures and the Purchase Agreement, including without limitation, Sections 4.14, 4.28, 4.29 and 4.30 thereof, the Company covenants and agrees that it shall, at all times, reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of the Debentures as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder of the Debentures, two (2) times such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4(c) and Section 4(d) hereof) upon the conversion of the aggregate principal amount of the outstanding Debentures. The Company covenants that, subject to the limitations set forth in this Section 4(e), all shares of Common Stock that shall be issuable upon conversion of the


                                    A 3c- 11

Debentures shall, upon issuance, be duly and validly authorized and issued and fully paid and non-assessable.

      (f) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing to the Holder an additional full share of Common Stock.

      (g) The issuance of a certificate or certificates for shares of Common Stock upon conversion of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      (h) The Debentures converted into Common Stock shall be canceled upon conversion.

      (i) On the Maturity Date, the unconverted principal amount of the Debentures and all interest due thereon shall either be paid off in full by the Company or, if payment in full is not received within two (2) Business Days after the Maturity Date, convert automatically into shares of Common Stock at the lesser of the Fixed Conversion Price and the Floating Conversion Price as set forth in Section 4(c)(i).

      (j) Each Notice of Conversion shall be given by facsimile to the Escrow Agent no later than 4:00 pm New York time on any Business Day. Upon receipt of such Notice of Conversion, the Escrow Agent shall forward such Notice of Conversion to the Company by facsimile by 6:00 p.m. New York time on the day on which the Escrow Agent receives the Notice of Conversion, at the facsimile telephone number and address of the principal place of business of the Company. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Purchase Agreement (with printed confirmation of transmission). In the event that the Escrow Agent receives the Notice of Conversion after 4:00 p.m. New York time or the Company receives the Notice of Conversion after 6:00 p.m. New York time on such day, or the Holder receives the Company Notice of Conversion Price Adjustment after 6:00 p.m. New York time, any such notice shall be deemed to have been given on the next Business Day.

      Section 5. Redemption of Debentures. (a) At any time after the Execution Date, so long as no Event of Default has occurred and, if a cure period is provided, has not been cured, the Company shall have the option to redeem any unconverted amount of


                                    A 3c- 12
the Debentures, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holder with a copy to the Escrow Agent (the "Redemption Notice"), at one hundred fifteen percent (115%) of the unconverted amount of the Debentures plus accrued interest thereon (the "Redemption Price"). Notwithstanding anything contained herein to the contrary, if the Company decides to redeem the outstanding principal amount of the Debenture under the second proviso in the first sentence of Section 4(c)(i) of this Debenture, the Company shall have three (3) Business Days from their decision to redeem the Debenture in order to effectuate the redemption of such principal amount of the outstanding Debenture.

      (b) Within three (3) Business Days prior to the date fixed for redemption in the Redemption Notice, the Company shall deposit the Redemption Price by wire transfer to the IOLA account of the Escrow Agent. Upon receipt of the Redemption Price, on such redemption date, the Escrow Agent shall release the Redemption Price to the Holder and return the remaining Debentures, Escrow Shares and Underlying Shares to the Company.

      (c) In the event that the Company fails to deposit the Redemption Price in the Escrow Agent's IOLA account number within the time allocated in Section 5(b) hereof, then the redemption shall be declared null and void.

      Section 6. Intentionally Omitted.

      Section 7. Absolute Payment Obligation; Limitation on Prepayment. Except as expressly provided herein, in the Purchase Agreement, or in the Note C3, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may not prepay any portion of the outstanding principal amount on the Debentures except in accordance with the Purchase Agreement or Sections 4(c)(i) or 5 hereof.

      Section 8. No Rights of Stockholders. Except as otherwise provided herein or in the Purchase Agreement, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote on or consent to any action, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

      Section 9. Loss, Theft, Mutilation or Destruction. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of an affidavit of such loss, theft or destruction of such Debenture, and, if requested by the


                                    A 3c- 13

Company, an agreement to indemnity the Company in form reasonably acceptable to the Company.

      Section 10. Governing Law. This Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Debenture, the Purchase Agreement or any other Transaction Document shall be exclusively brought in the state and/or federal courts in the state and county of New York. Service of process in any action by the Holder to enforce the terms of this Debenture may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its address set forth in the Purchase Agreement.

      Section 11. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation receipt (promptly followed by a hard-copy delivered in accordance with this Section 12) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or if sent by nationally recognized overnight courier, one day after being mailed, addressed to the party at its address as set forth in Section 7.3 of the Purchase Agreement or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 11.

      Section 12. Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture in any other occasion. Any waiver must be in writing.

      Section 13. Invalidity. If any provision of this Debenture is held to be invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is held to be inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      Section 14. Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next following Business Day.

      Section 15. Transfer; Assignment. This Debenture may not be transferred or assigned, in whole or in part, at any time, except in compliance by the transferor and the transferee with applicable federal and state securities laws.


                                    A 3c- 14

      Section 16. Future Financing. If, at any time this Debenture is outstanding, the Company, or its successors in interest due to mergers, consolidations and/or acquisitions (the "Successors-in-Interest"), is funded an amount equal to or exceeding Five Million United States dollars ($5,000,000), the Company or the Successors-in-Interest, as the case may be, agrees to pay the Purchaser an amount equal to One Hundred Fifty Percent (150%) of the then outstanding Debenture (the "Lump Sum Payment"). Upon the Purchaser's receipt of the Lump Sum Payment, any and all remaining obligations then outstanding between the Company or the Successors-in-Interest, as the case may be, and Purchaser in connection with the Purchase Agreement and this Debenture shall be deem satisfied, and the Purchase Agreement and this Debenture shall be terminated. This provision shall survive both Closing and Post-Closing.

      Section 17. Fees of Enforcement. In the event any Party commences legal action to enforce its rights under this Debenture, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.


                            [Signature Page Follows]



                                    A 3c- 15

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                                     REALITY WIRELESS NETWORKS, INC.


Attest: ______________________       By: ______________________________
                                         Name: Steve Careaga
                                         Title: CEO



                                    A 3c- 16

                                   APPENDIX I


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Debentures)

Except as provided by Section 4(b) of the Debentures, the undersigned hereby irrevocably elects to convert the attached Debenture into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Reality Wireless Networks, Inc. (the "Company"), according to the provisions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $400 will be charged by the Escrow Agent to the Holder for each conversion. No other fees will be charged to the Holder, except for transfer taxes, if any.


Conversion calculations:          ----------------------------------------------
                                  Date to Effect Conversion


                                  ----------------------------------------------
                                  Principal Amount of Debentures to be Converted


                                  ----------------------------------------------
                                  Interest to be Converted or Paid


                                  ----------------------------------------------
                                  Applicable Conversion Price
                                  (Pursuant to Section 4(c)(v))


                                  ----------------------------------------------
                                  Number of Shares to be Issued Upon Conversion


                                  ----------------------------------------------
                                  Signature


                                  ----------------------------------------------
                                  Name


                                  ----------------------------------------------
                                  Address


                                       1